SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Boulevard
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Exhibit Index on Page 4

Item 7. Exhibits.

Exhibit No.	Description

99.01	Press Release of Emulex Corporation, dated October 23, 2003 related to financial results for the quarter ended September 28, 2003.

Item 12. Results of Operation and Financial Condition

On October 23, 2003, the Company issued a press release announcing its financial results for the quarter ended September 28, 2003.

The press release is attached hereto as Exhibit 99.01 and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
(Registrant)

Date: October 23, 2003	By: /s/ PAUL FOLINO

Paul Folino
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description	Sequential Page Number

99.01	Press Release of Emulex Corporation, dated October 23, 2003, related to financial results for the quarter ended September 28, 2003.	5

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